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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  - - - - - - -


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report
 (Date of earliest event reported):                          December 30, 2003


                            Symbol Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          1-9802                       11-2308681
   --------                          ------                       ----------
(State or other                 (Commission File                (IRS Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)


   One Symbol Plaza
  Holtsville, New York                                              11742
---------------------------                                      -----------
  (Address of principal                                          (Zip Code)
   executive offices)


Registrants telephone number, including area code:                (631) 738-2400


Former name or former address, if changed since last report:      Not Applicable




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 30, 2003, Symbol Technologies, Inc. (the "Registrant") issued a Press Release regarding the resignation of its Chief Executive Officer, the appointments of President and COO William Nuti as Chief Executive Officer and member of the board of directors and lead independent director Salvatore Iannuzzi as non-executive chairman of the board of directors and other matters related to the restatement and the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2002. A copy of the Press Release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are included herein:

Exhibit 99.1 Press Release dated December 30, 2003 "Symbol Technologies Chief Executive, Acting Chairman Richard Bravman Steps Down, President & COO William Nuti Named CEO and Member of Board; Lead Independent Director Salvatore Iannuzzi Named Non-Executive Chairman; 2002 Annual Report on Form 10-K to be Filed Today with Securities and Exchange Commission; Restatement Complete"

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant is furnishing herewith its Press Release, dated December 30, 2003, disclosing audited results for the year ended December 31, 2002, which supercedes the unaudited results for the same period released by the Registrant on October 8, 2003 and includes a pre-tax charge related to estimated settlements for certain shareholder litigation determined after October 8, 2003.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYMBOL TECHNOLOGIES, INC.



Date: December 30, 2003                     By: /s/ Mark T. Greenquist
                                                --------------------------------
                                                Name:  Mark T. Greenquist
                                                Title: Senior Vice President and
                                                       Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit           Description

Exhibit 99.1 Press Release dated December 30, 2003 "Symbol Technologies Chief Executive, Acting Chairman Richard Bravman Steps Down, President & COO William Nuti Named CEO and Member of Board; Lead Independent Director Salvatore Iannuzzi Named Non-Executive Chairman; 2002 Annual Report on Form 10-K to be Filed Today With Securities and Exchange Commission; Restatement Complete"